The PMI Group, Inc. Investor Conference December 4, 2008 Exhibit 99.1

Agenda
Strategy and Overview STEVE SMITH
Economic Outlook Q&A
DAVID BERSON
Washington Panel Q&A HOWARD GLASER
DOYLE BARTLETT
BRIAN GARDNER
U.S. MI Operations Q&A
DAVID KATKOV
Summary STEVE SMITH
Luncheon
Financial and Capital Matters Q&A
DON LOFE
Question & Answer PMI MANAGEMENT TEAM

2 The PMI Group, Inc.
Forward-Looking Statements
Cautionary Statement: Statements in this presentation and made during this conference that are not historical facts, or that relate to future plans, events or performance are "forward-looking" statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements in this release include our expectations relating to the credit quality of our new business writings, potential positive trends within portions our U.S. mortgage insurance portfolio, our claims paid guidance, our homeownership preservation initiatives, and our captive reinsurance arrangements.  Readers are cautioned that forward-looking statements by their nature involve risk and uncertainty because they relate to events and depend on circumstances that will occur in the future. Many factors could cause actual results and developments to differ materially from those expressed or implied by forward-looking statements.  Such factors include, among others, national or regional recessions, and further deterioration in the housing, mortgage and related credit markets.  In particular, further declines in housing values and/or housing demand, deterioration of borrower credit, higher unemployment rates, changes in interest rates, higher levels of consumer credit, higher mortgage default and claim rates, lower cure rates, higher claim sizes, the aging of our mortgage insurance portfolios, and adverse changes in liquidity in the capital markets could negatively affect our losses. There can be no assurance that the sale of PMI Asia will be completed on the terms that have been announced or at all.  In addition, there can be no assurance that the note issued to PMI in connection with the sale of PMI Australia will not be reduced prior to its repayment.  Readers should not infer that the lowering of our paid claims guidance for 2008 represents a particular trend for paid claims in 2008 or 2009. Paid claims is only one component of U.S. Mortgage Insurance Operations’ total losses.
Other components include loss reserve increases and loss adjustment expenses and such components have significantly increased in 2008 and could continue to increase in the future, thereby causing U.S. Mortgage
Insurance Operations’ total losses to continue to increase. Unless we raise new capital and/or reduce PMI’s NIW or risk-in-force, PMI’s policyholders position will likely decline and its risk-to-capital ratio could increase beyond the levels necessary to meet certain regulatory capital adequacy requirements and/or credit facility financial covenants.  There can be no assurance that we will be able to raise capital or procure capital relief in the future, either on acceptable terms and in a timely manner, or at all.  Other risks and uncertainties are discussed in our
SEC filings, including our Annual Report Form 10-K for the year ended December 31, 2007 (in Item 1A) and our
Quarterly Report on Form 10-Q for the quarter ended September 30, 2008. We undertake no obligation to update forward-looking statements.

Steve Smith Chairman and Chief Executive Officer The PMI Group, Inc. Investor Conference December 4, 2008

4 The PMI Group, Inc.
For over 36 years PMI has provided innovative
credit and risk transfer solutions that expand
homeownership and fund essential services for
our customers and the communities they serve.
PMI’s mortgage insurance products most
frequently provide first loss protection on
insured loans sold to the GSEs (or the “agency
market”) and on loans held by portfolio lenders.
By mitigating default risk, mortgage insurance
facilitates the origination of mortgages with
down payments of less than 20% of the value
of the home.
The PMI Group, Inc.

5 The PMI Group, Inc.
Mission, Vision, Values
To expand homeownership and strengthen communities
by delivering innovative solutions to financial markets.
•
Potential of every individual… To make a difference
•
Power of teams… To deliver extraordinary results
•
Perfecting our performance… To create lasting value
•
Personal and corporate commitment… To build strong communities
•
Promise of integrity… In all that we do
PMI’s
Mission
To be the premier provider of financial products that reduce risks, lower costs, and expand market access for our customers.
PMI’s
Vision
PMI’s
Values

6 The PMI Group, Inc.
PMI’s Five-Point Plan for Progress
Focus on Core
Mortgage Insurance
Business
Book High Quality
New Business
Mitigate Losses
Manage Expenses
Enhancing Company
Capital and Liquidity
Goal:
Return to
Profitability

7 The PMI Group, Inc.
Renegotiated revolving credit facility.
Borrowed $200 million from the revolving credit facility.
Reduced per annum common stock dividend from $0.21 to $0.01 per share.
Entered reinsurance agreement for PMI Guaranty and repatriated approximately
$152 million of capital, of which $144 million was contributed to U.S. mortgage insurance operations.
Completed sale of PMI Australia to QBE Insurance Group for an aggregate purchase price of $920 million.
Reached an agreement for the sale of PMI Asia to QBE.
Closed Canadian operations with plans to repatriate between $40 and $50 million of capital to U.S. Mortgage Insurance Operations.
Announced reconfiguration of PMI Europe’s operations to conserve capital and liquidity.
Realigned our business to focus on the core mortgage insurance company.
Book high quality new business.
Reduced expenses throughout the organization.
Five-Point Plan for Progress Accomplishments
Accomplishments of the Five-Point Plan for Progress:

8 The PMI Group, Inc.
PMI Europe
Reconfigured operations
$255 M of cash and
investments
$101 M shareholders’
equity
RAM Re
24% ownership
Carrying value
reduced to $6.5 M
As of September 30, 2008
PMI’s Focus: U.S. Mortgage Insurance Operations
FGIC
42% ownership
Carrying value
reduced to $0
Asia
Agreement to
sell to QBE
U.S.  Mortgage
Insurance
Primary  IIF $123 B
Loss Reserves $2.3 B
CMG
50% Joint Venture
Primary IIF $21 B
Australia +
New Zealand
Sold to QBE for $920 M
net tangible asset value
PMI Canada
Closing operations &
repatriating between
$40 and $50 M in
capital
PMI
Guaranty
Repatriated
~$152 M in
excess capital

9 The PMI Group, Inc.
Chief Business
Officer
Chief Insurance
Operations Officer
Chief Risk Officer
Chief Financial
Officer and Chief
Administrative
Officer
General Counsel
Reduced headcount from approximately 1,100 at year end 2007 to less than 700 at the end of the third quarter 2008
•
Asset sales
•
Early retirement
•
Reduction in force
Don Lofe Andy Cameron Tony Porter Joanne Berkowitz David Katkov
New Organizational Structure
Realigned the organization to focus on our core U.S. mortgage insurance business
Chairman and Chief
Executive Officer
Steve Smith

10 The PMI Group, Inc.
Private MI Value Proposition
Liquidity and capital relief
Credit protection
Independent risk analysis
Focus on sustainable home ownership
The private MI industry brings
unique benefits to the mortgage
market
Government Sponsored Enterprises
Office of the Comptroller of the Currency
Office of Thrift Supervision
National Credit Union Administration
Private MI is recognized as a
valuable counterparty by regulatory
agencies
MI tax deductibility
Recognized as a risk mitigant (e.g. Basel Accords)
Repriced products
Elimination of XOL captives
High quality new business
Fewer alternatives for low down payment loans
Positive industry trends

11 The PMI Group, Inc.
Private MI: Critical to the Nation’s Housing Recovery
15x =60x 4x
At 15:1
regulatory
risk-to-
capital
At 25% risk
coverage
ratio
400,000
homes
financed
$1 billion
of capital
$15 billion
of risk in
force
$60 billion of
insurance in
force
Average
industry loan
size $150,000
Key Industry
Driver
Industry
Multiplier
Private MI
Essential to GSE’s
MI Provides
Efficient Solution
GSE’s rely on private mortgage insurance to support $181 billion of insurance coverage supporting approximately $750 billion of existing mortgages.
In 2007, we estimate that more than 20% of the loan volume purchased by the
GSE’s utilized private mortgage insurance.
Approximately one out of every seven homebuyers utilized Private MI to achieve homeownership.
No other industry can provide this level of support for housing and mortgage activity.

12 The PMI Group, Inc.
We are executing our five-point plan for progress.
Continue to see strong fundamentals in the mortgage insurance industry.
PMI’s entire management team, and each and every PMI employee, is committed to executing our five-point plan, as well as fostering sustainable home ownership, which we believe will bring long term value to our shareholders.
Summary

Dr. David W. Berson Chief Economist The PMI Group, Inc. Investor Conference December 4, 2008

14 The PMI Group, Inc.
There are Three Separate, but Related,
Problems Weighing on the Housing Market
The inventory of houses for sale and record home price declines.
The credit crunch, making it difficult for existing homeowners to refinance problem mortgages and for potential homebuyers
to get new mortgages.
The downturn in the economy, which is leading to rising
unemployment.
Introduction

15 The PMI Group, Inc.
New Sales Compete with Foreclosures
08 07 06 05 04 03 02
1400
1200
1000
800
600
400
1400
1200
1000
800
600
400
- Lower Prices on Foreclosures Reduce Demand for New Homes
- As the Foreclosed Inventory Falls in 2009, New Sales will Pick up
- Pent-up Demand Rising with Sales Below Trend for Three Years
Source: Census Bureau/ Haver Analytics

16 The PMI Group, Inc.
Existing Home Sales
08 07 06 05 04 03 02
7500
7000
6500
6000
5500
5000
4500
7500
7000
6500
6000
5500
5000
4500
Source: National Association of Realtors/ Haver Analytics
- Existing Sales Today are Boosted by Foreclosure and Short Sales
- Surge in Affordability will Boost Sales Further in 2009
- Pent-up Demand Rising with Sales Below Trend for Two Years

17 The PMI Group, Inc.
Inventory Surplus Of Homes For Sale Remains Large
-100
0
100
200
300
400
500
600
700
800
900
1000
1100
1200
1996 2000 2004
Source: Bureau of Census, Freddie Mac (1996-2004:Annual Data, 2005Q1–2008Q2:Quarterly Data)
Note: The excess unsold homes were estimated based on the average vacancy rate from 1995Q1 to
2004Q4.
Excess Unsold Homes for Sale (Numbers in Thousands)
Annual Data
Quarterly Data
2002
1998
2006
Q1
Q2
2008
Q3
- Should Decline in 2009 as Sales Rise

18 The PMI Group, Inc.
Banks are Tightening Mortgage Lending Standards
-20
0
20
40
60
80
100
2003
Q1
2003
Q3
2004
Q1
2004
Q3
2005
Q1
2005
Q3
2006
Q1
2006
Q3
2007
Q1
2007
Q3
2008
Q1
2008
Q3
All
Prime
Nontraditional
Subprime
Source: Federal Reserve Board/Haver Analytics
- Some Improvement for Prime Loans
- Subprime and Nontraditional (Alt-A) Unlikely to Come Back Anytime Soon
- GSEs Have Also Tightened, but Generally Not Unreasonably

2001
2002
2003
2004
2005
2006
2007
1Q2008
2Q2008

PMI

19 The PMI Group, Inc.
Subprime Mortgages Now Make Up 1% of Loan Originations,
Down from 20% in 2006
- Subprime and Alt-A Should Remain Low
- Fannie, Freddie, FHA are Surging - and Should Continue in 2009
Home Equity
Loans
Conventional,
Conforming Prime
Jumbo Prime Subprime Alt-A FHA
& VA
$2,21
$2,980
$2,885
$3,945
$2,920
$2,430
$1,924
20%
1%
2%
33%
70%
3%
$2,154
$3,120
Source: Inside Mortgage Finance, Freddie Mac (by dollar amount); Note: 2Q 2008 values adjusted to reflect the undercount of Fannie Mae, Freddie Mac and FHA activity in the IMF data.
$0
$500
$1,000
$1,500
$2,000
$2,500
$3,000
$3,500
$4,000
13%
14%
16%

20 The PMI Group, Inc.
6-Month LIBOR Spreads Remain Elevated
Source: Federal Reserve Board/Financial Times/Haver Analytics
08 07 06 05 04
6
5
4
3
2
1
0
6
5
4
3
2
1
0
Federal Funds Rate
6-Month London Interbank Offered Rate
2.07 on 12/2
- But the Spreads are Falling, Suggesting Some Amelioration of the Credit Crunch
- Spreads Should Fall Further in 2009 as Liquidity Flows

21 The PMI Group, Inc.
Good News on Mortgage Rates
NOV OCT SEP AUG JUL JUN
08
MAY APR MAR FEB JAN DEC
6.8
6.4
6.0
5.6
5.2
4.8
6.8
6.4
6.0
5.6
5.2
4.8
Source: Freddie Mac/Haver Analytics
1 –
Year Adjustable Rate Mortgage
30 –
Year Fixed Rate Mortgage
5.5 on 12/4
estimate
- Fed Purchases of GSE Debt and MBS Pushing Rates Down
- Rates May Test 2004 Lows, Boosting Affordability and Home Sales

22 The PMI Group, Inc.
GSE Borrowing Costs Finally Falling
08 07
5.6
5.2
4.7
4.3
3.8
3.3
2.9
5.6
5.2
4.7
4.3
3.8
3.3
2.9
Source: Fannie Mae/Haver Analytics
2.95 on 11/28
- Thanks to the Fed
- Pushing Mortgage Rates Down

23 The PMI Group, Inc.
Jumbo Mortgage Rates Continue to Soar
08 07 06 05
8.0
7.5
7.0
6.5
6.0
5.5
5.0
8.0
7.5
7.0
6.5
6.0
5.5
5.0
Source: Freddie Mac/ Wall Street Journal/Haver Analytics
Jumbo
Conforming 30-Year
- No GSE Activity Here, so no Help from the Fed
- Should Moderate Some in 2009, but Spreads will Stay Wider than Normal

24 The PMI Group, Inc.
Are House Price Declines Finally Stabilizing?
08 07 06 05 04 03 02
20
10
0
-10
-20
20
10
0
-10
-20
Source: FHFA/S&P Case Shiller/Loan Performance/Haver Analytics
12 Month Change in House Prices
Case-Shiller (Composite 20)
FHFA Purchase–Only
Loan Performance (LP)
- Broadest Measure (Loan Performance) Suggests So

25 The PMI Group, Inc.
Home Price Deflation in Major Indices
- 6.0%
-17.0%
-20.4%
-26.3%
-22.1%
-15.0%
-25.0%
-20.0%
-15.0%
-10.0%
-5.0%
0.0%
Freddie Mac
Purchase-
Only Index
-7.9%
Source:NAR, Census Bureau, FHFA, Freddie Mac, Case-Shiller, Loan Performance
Decline of Home Price Indices from Respective Peak Levels
FHFA
Purchase-
Only Index
Median New
Home Price
Median
Existing
Home Price
Case-Shiller
Composite-
20 Index
Loan
Performance
National Index
Case-Shiller
National
Index
- Big Differences Between Indices
- PMI Book Most Closely tied to Freddie Mac/FHFA Indices, not Case Shiller

26 The PMI Group, Inc.
12-Month Growth in Home Prices September 2008
Source: First American CoreLogic, LoanPerformance HPI
- Prices Still Up in One-Third of States
- Double-Digit Declines in the Sandy States (especially California)
-28.85% to -10.00%
-9.99% to   -5.00%
-4.99% to    0.00%
0.01% to    4.96%

- The Riskiest MSAs are mostly in California and Florida
  (and some in Nevada)

RIF Percentage
1.80%
1.60%
1.40%
1.20%
1.00%
0.80%
0.60%
0.40%
0.20%
0.00%
Carson City, NV (98)
El Centro, CA (100)
Salinas, CA (98)
Punta Gorda, FL (99)
Yuba City, CA (98)
Palm Coast, FL (99)
Panama City-Lynn Haven, FL (98)
Oxnard-Thousand Oaks-Ventura, CA (98)
Naples-Marco Island, FL (100)
Ocala, FL (99)
Reno-Sparks, NV (99)
Deltona-Daytona Beach-Ormond Beach, FL (99)
Palm Bay-Melbourne-Titusville, FL (99)
Lakeland, FL (99)
Port St. Lucie-Fort Pierce, FL (99)
Santa Ana-Anaheim-Irvine, CA (98)
Cape Coral-Fort Myers, FL (100)
West Palm Beach-Boca Raton, FL (99)
Fort Lauderdale-Pompano Beach, FL (100)
Las Vegas-Paradise, NV (98)
Tampa-St. Petersburg-Clearwater, FL (99)
Miami-Miami Beach-Kendall, FL (99)
Los Angeles-Long Beach-Glendale, CA (98)
Riverside-San Bernardino-Ontario, CA (99)
Orlando-Kissimmee, FL (99)

PMI

27 The PMI Group, Inc. Top 25 Riskiest MSA’s Source: The PMI Group, Inc.: US Mortgage Risk Index Note: 1. Fall 2008 Risk Scores are shown in parentheses 2. Sum of RIF Percentage = 14.3%

RIF Percentage
Warren-Troy-Farmington Hills, MI (7)
Nassau-Suffolk, NY (29)
Charlotte-Gastonia-Concord, NC-SC (1)
Cleveland-Elyria-Mentor, OH (1)
Portland-Vancouver-Beaverton, OR-WA (6)
Baltimore-Towson, MD (10)
Philadelphia, PA (2)
Fort Lauderdale-Pompano Beach, FL (100)
St. Louis, MO-IL (1)
Seattle-Bellevue-Everett, WA (2)
Minneapolis-St. Paul-Bloomington, MN-WI (15)
Denver-Aurora, CO (<1)
Las Vegas-Paradise, NV (98)
Tampa-St. Petersburg-Clearwater, FL (99)
Dallas-Plano-Irving, TX (<1)
Miami-Miami Beach-Kendall, FL (99)
Los Angeles-Long Beach-Glendale, CA (98)
Orlando-Kissimmee, FL (99)
Riverside-San Bernardino-Ontario, CA (99)
New York-White Plains-Wayne, NY-NJ (10)
Washington-Arlington-Alexandria (26)
Phoenix-Mesa-Scottsdale, AZ (96)
Houston-Sugar Land-Baytown, TX (<1)
Atlanta-Sandy Springs, GA (3)
Chicago-Naperville-Joliet, IL (6)

28 The PMI Group, Inc.
- Most are not High Risk
Top 25 MSAs Sorted by Risk-in-Force
Source:The PMI Group, Inc.: US Mortgage Risk Index
Note:
1. Fall 2008 Risk Scores are shown in parentheses
2. Sum of RIF Percentage = 39.74%
0.00%
0.50%
1.00%
1.50%
2.00%
2.50%
3.00%
3.50%
4.00%
4.50%

29 The PMI Group, Inc.
The U.S. Job Market is Weakening
Source: Bureau of Labor Statistics/Haver Analytics
08 07 06 05 04 03 02 01
0.3
0.2
0.1
0.0
-0.1
-0.2
-0.3
6.5
6.0
5.5
5.0
4.5
4.0
3.5
Civilian Unemployment Rate
(Right Axis)
Change in Payroll Employment
(Left Axis)
-
Unemployment rate up to 8% at end of 2009
- But Home Sales Always Rebound before Recessions End
and Unemployment Peaks

30 The PMI Group, Inc.
Affordability is High
05 00 95 90 85 80 75
160
140
120
100
80
60
160
140
120
100
80
60
Source: National Association of Realtors/ Haver Analytics
Median Income=Qualifying Income=100
- Will Move Higher as Mortgage Rates and House Prices Fall Further –
Perhaps to Record Highs
- This will Sow the Seeds of a Housing Rebound Beginning in 2009

Doyle Bartlett Brian Gardner Howard Glaser The PMI Group, Inc. Investor Conference December 4, 2008

32 The PMI Group, Inc.
Overview of the new administration
Overview of the new congress
The reaction from Wall Street
Democrats control executive and
legislative branches of
government
Foreclosure mitigation and new rules for servicers
The future of Freddie Mac and Fannie Mae
Regulatory restructuring
The role of FHA
Predatory lending
TARP
Issues that will shape the financial
services industry
Policy and Political Perspectives from Washington D.C.
The views expressed by the panel members are their own and do not necessarily represent The PMI Group, Inc. or its management team.

David Katkov Chief Business Officer The PMI Group, Inc. Investor Conference December 4, 2008

34 The PMI Group, Inc.
What are the key demand drivers for private MI?
•
Positive industry trends for mortgage insurance.
How has PMI reshaped the credit characteristics of its portfolio?
•
New business is higher quality and higher priced.
Where is PMI in its loss cycle?
•
Portions of portfolio are exhibiting positive signs.
What is PMI doing to mitigate loss?
•
Our Homeownership Preservation Initiatives (HPI) are gaining traction.
U.S. MI Business Overview: Four Key Themes

35 The PMI Group, Inc.
GSEs: Growth in Market Share; Higher Loan Quality
Highest market penetration in 17 years
Historically, high correlation between increased GSE market share and improved loan quality because of co-insurance features
Source: Inside Mortgage Finance – July 25, 2008
Mortgage Originations Volume
$458
$562
$894
$1,020
$859
$1,450
$1,310
$1,048
$3,945
$2,920
$3,120
$2,980
$2,430
$910
$639
$785
$2,885
$2,215
$773
$0
$500
$1,000
$1,500
$2,000
$2,500
$3,000
$3,500
$4,000
$4,500
1990 1991 1992 1993 1994 1995 1996 1997 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008
YTD
30%
35%
40%
45%
50%
55%
60%
65%
70%
75%
80%
Total Originations GSE Market Share

36 The PMI Group, Inc.
Recent mortgage insurance eligibility announcements:
• Roll-back of captive reinsurance to 25% maximum,
net premium cession
• PMI discontinued XOL captives effective January 1, 2009
• Acceptance of our remediation plan
PMI and MICA companies are partnering with the GSEs and FHFA to provide liquidity to the nation’s housing market.
•
The MI industry is the GSEs’ largest risk counterparty
GSEs: Positive for Mortgage Insurance

37 The PMI Group, Inc.
Private mortgage insurance penetration rate is down from peak levels
Penetration rate is MICA channel volume over Total Originations.
Historical MICA market data from Inside Mortgage Finance.
Private Mortgage Insurance Market Share
0%
5%
10%
15%
20%

38 The PMI Group, Inc.
Fewer lending institutions comprise a majority of the mortgage market
Leveraged technology advancement to improve efficiencies
•
Reduced the number of underwriting offices from 18 to 2 since 2004
PMI has realigned the sales force to adapt to the changing market
•
68 salespeople currently, down from a high of 120 in the late 1990s
Bank of America
Countrywide
Washington Mutual
JPMorgan Chase
Wells Fargo
Wachovia
Citibank
Projected $1.7
Trillion¹
Mortgage Market in
2009
Credit
Unions
Regional
Banks
1
Based on average forecast from Fannie Mae, Freddie Mac, Mortgage Bankers Association and Moody’s Economy.com
Realignment of Business to Service the New Market

Q1 2005
Q2 2005
Q3 2005
Q4 2005
Q1 2006
Q2 2006
Q3 2006
Q4 2006
Q1 2007
Q2 2007
Q3 2007
Q4 2007
Q1 2008
Q2 2008

PMI

39 The PMI Group, Inc.
Leadership in Managing Risk and Pricing
160
170
180
190
200
210
220
230
PMI makes first of
many bulk guideline
& pricing changes
Additional Bulk
guideline
changes
PMI leads industry on
100 LTV guideline &
pricing changes
LPMI
guideline
changes
Origination
fraud
detection tools
implemented
PMI  leads
on Alt-A
guideline
changes
PMI Field UW
Investigations
Unit formed
Action Time Line
PMI implements MSA
level distressed
markets policy
Standard & Poor’s Case Shiller Composite Index
PMI introduces
risk based pricing
in BPMI channel

40 The PMI Group, Inc.
In response to the challenging environment and market conditions, PMI has led the industry in both guideline and pricing changes.
PMI was the first MI to implement risk based pricing.
Rate structure takes into consideration new rating agency capital requirements, encourages high quality business and provides significant protection against distribution shifts.
The table below provides a summary of the price increases PMI has implemented since October 2007:
Pricing and Guideline Changes
Product Segment Monthly Premium
Borrower Paid
Fixed Rate 30-year Term +24%
1% ARM 30-year Term +69%
2% ARM 30-year Term +57%
95.01% to 97.00% LTV +55%
Lender Paid
Fixed Rate 30-year Term +50%
Non-Fixed Rate 30-year Term +77%
PMI’s internal, as well as external models, indicate the credit quality of new business writings is superior to that of the mid-1990s.

41 The PMI Group, Inc.
U.S. Portfolio Primary NIW Characteristics
Flow and Structured Primary
NIW
New Insurance Written by LTV
New Risk Written by LTV
Note: Due to rounding, the sum of percentages may not total 100%.
Flow Primary NIW Structured Primary NIW
90.01 – 95% 85.01 – 90% 85 and below
Above 97% 95.01% – 97%
With the exception of previous commitments, effective March 1,
2008, PMI discontinued insuring loans with LTV ratios above 97%.
90.01 – 95%
85.01 – 90% 85 and below
Above 97%
95.01% – 97%
36.3
28.2
23.3
37.6
16.5
4.9
7.7
9.0
8.6
$41.2
$35.9
$32.2
$16.9
$46.1
$0
$10
$20
$30
$40
$50
$60
2004 2005 2006 2007 9 Mos 2008
17%
18%
15%
10%
38%
43%
42%
31%
30%
24%
21%
24%
12%
13%
17%
50%
24%
4%
2%
2%
3%
4%
20%
32%
6%
0%
25%
50%
75%
100%
2004 2005 2006 2007 9 Mos 2008
11% 12%
10%
6%
35%
42%
41%
30%
34%
27%
24%
27%
15%
18%
9%
50%
29%
5%
2%
2%
2%
5%
24%
35%
8%
0%
25%
50%
75%
100%
2004 2005 2006 2007 9 Mos 2008

42 The PMI Group, Inc.
U.S. Portfolio Primary NIW Characteristics
Refinances and Purchases
as a % of Primary NIW
Less-Than-A Quality Loans -
NIW
Alt-A Loans – NIW
Note: Due to rounding, the sum of percentages may not total 100%.
Refinances Purchases
Less-Than-A Quality Loans
- Structured  Channel
Less-Than-A Quality Loans  –
Flow Channel
Less-Than-A Quality Loans as a
percentage of Total Primary NIW
Alt-A Loans – Flow Channel
Alt-A Loans as a %
of Total Primary NIW
Alt-A Loan – Structured  Channel
With the exception of previous commitments, effective October
1, 2007, PMI discontinued insuring loans with LTVs above 97% and
FICO scores below 620.
65%
63%
64%
64%
68%
35% 37%
36%
36%
32%
0%
25%
50%
75%
100%
2004 2005 2006 2007 9 Mos 2008
3,067
289
2,703
1,153
1,588
1,780
838
1,084
1,605
$4,672
$315
$1,991
$2,672
$4,483
2%
10%
6%
7%
11%
$0
$2,000
$4,000
$6,000
2004 2005 2006 2007 9 Mos 2008
0%
5%
10%
15%
1,176
7,304
6,691
7,425
11,242
1,204
4,410
3,002
1,397
$12,639
$1,188
$11,101
$10,427
$8,508
7%
27%
34%
29%
21%
$0
$4,000
$8,000
$12,000
2004 2005 2006 2007 9 Mos 2008
0%
5%
10%
15%
20%
25%
30%
35%
40%

($s in millions)

($s in millions)

($s in millions)

43 The PMI Group, Inc.
U.S. Portfolio Primary NIW Characteristics
Interest Only Loans - NIW Payment Option ARMs - NIW
Payment  Option
ARMS  – Flow
Channel
Total Payment Option ARMs as
a percentage of Total Primary
NIW
Interest Only
– Structured
Channel
Interest Only
– Flow
Channel
Total Interest Only
Loans as a percentage
of Total Primary NIW
ARMs - NIW
ARM amounts Primary
NIW – Flow Channel
ARM amounts Primary
NIW – Structured Channel
ARMs as a  percentage
of Total Primary NIW
Approximately 3% of Total Primary RIF is subject to rate
adjustment in 2008.  Approximately 1% is subject to
adjustment in 2009.
Approximately 98% of interest only loans written in 2007
have an initial deferral period of 5 years or greater and
85% have an initial deferral period of 7 years or greater.
For 2006 NIW, initial deferral periods of 5 and 7 years
or greater were 89% and 62%, respectively.
$6,992
$6,024
$3,802
$1,907
$3,262
$4,081
$5,889
$2,238
$4,145
$257
$7,883
$11,913
$10,254
24%
2%
9%
25%
33%
$0
$4,000
$8,000
$12,000
2004 2005 2006 2007 9 Mos 2008
0%
5%
10%
15%
20%
25%
30%
35%
40%
1,064
8,296
1,533
3,507
3,235
$1,025
410
2,329
2,386
$9,321
$1,075
$5,836
$5,621
$1,943
6%
5%
16%
18%
20%
$0
$2,000
$4,000
$6,000
$8,000
$10,000
2004 2005 2006 2007 9 Mos 2008
0%
5%
10%
15%
20%
25%
2,799
952
1,252
2,617
0%
3%
8%
2%
8%
$0
$1,000
$2,000
$3,000
2004 2005 2006 2007 9 Mos 2008
0%
5%
10%

44 The PMI Group, Inc.
U.S. Portfolio Age Distribution
2.0%
0.4%
1.6%
3.2%
9.0%
9.0%
13.4%
17.1%
31.1%
13.2%
0% 10% 20% 30% 40% 50%
Prior to 2000
2000
2001
2002
2003
2004
2005
2006
2007
2008
$123.1 Billion Primary IIF $30.4 Billion Primary RIF
Average
Rate  (1)
(1) Average PMI fixed annual mortgage interest rate.
7.11%
7.03%
6.24%
6.13%
6.02%
6.86%
7.65%
8.64%
7.56%
6.42%
Note: Due to rounding, the sum of percentages may not total 100%.
2.1%
0.4%
1.5%
3.3%
8.8%
9.4%
13.8%
17.7%
31.0%
12.0%
0% 10% 20% 30% 40% 50%
Prior to 2000
2000
2001
2002
2003
2004
2005
2006
2007
2008

45 The PMI Group, Inc.
U.S. Portfolio Geographic Distribution
1
As of September 30, 2008.
2
Default rates as of September 30 and June 30 for 2008 and as of December 31 for 2007.
Note: Top ten states as determined by primary RIF on September 30, 2008.
10.5%
7.2%
8.2%
5.1%
3.8%
3.3%
3.8%
3.1%
4.7%
3.1%
•
Florida 10.5% 22.64% 18.17% 10.56%
•
California 8.2% 20.95% 18.01% 10.92%
•
Texas 7.2% 8.05% 6.88% 6.03%
•
Illinois 5.1% 12.63% 10.80% 8.19%
•
Georgia 4.7% 12.25% 10.63% 9.50%
% of RIF
Sep 2008 Jun 2008
Dec 2007
•
New York 3.8% 9.63% 8.19% 6.78%
•
Ohio 3.8% 12.57% 11.44% 10.83%
•
Pennsylvania 3.3% 9.68% 8.41% 7.47%
•
Washington 3.1% 6.40% 5.35% 3.58%
•
New Jersey 3.1% 11.99% 10.59% 7.53%
% of RIF
Sep 2008 Jun 2008
Dec 2007
Top Ten States – Percent of Primary Risk in Force and Default Rates
Primary Default Rates Primary Default Rates
Top 10 States represent 52.8%
of the total primary RIF
Top 10 States have a collective
default rate of 13.55%
The other 40 States have a
collective default rate of
10.62%
1
1
1
1
2
2
1

7.7%
12.6%
2.7%
6.0%
200508
200510
200512
200602
200604
200606
200608
200610
200612
200702
200704
200706
200708
200710
200712
200802
200804
200806
200808
Report Month

PMI

46
The PMI Group, Inc.
Newly reported delinquencies from Florida and California have exhibited stabilization in recent periods
Percentage of Reported Notices of Default
Florida California
California and Florida Notices of Default

47 The PMI Group, Inc.
15.3%
10.9%
0%
20%
Q1 07 Q2 07 Q3 07 Q4 07 Q1 08 Q2 08 Q3 08
13.7%
17.2%
0%
20%
Q1 07 Q2 07 Q3 07 Q4 07 Q1 08 Q2 08 Q3 08
California Reported Risk
12.7%
7.5%
0%
20%
Q1 07 Q2 07 Q3 07 Q4 07 Q1 08 Q2 08 Q3 08
Florida Reported Risk
Great Lakes Reported Risk
Arizona & Nevada Reported Risk
6.4%
3.3%
0%
20%
Q1 07 Q2 07 Q3 07 Q4 07 Q1 08 Q2 08 Q3 08
Delinquent Risk Reported by State
Dollar weighted mix of newly reported delinquencies.

48 The PMI Group, Inc.
6.7%
12.0%
0%
25%
Q1 07 Q2 07 Q3 07 Q4 07 Q1 08 Q2 08 Q3 08
18.1%
12.7%
0%
25%
Q1 07 Q2 07 Q3 07 Q4 07 Q1 08 Q2 08 Q3 08
9.1%
19.3%
0%
25%
Q1 07 Q2 07 Q3 07 Q4 07 Q1 08 Q2 08 Q3 08
Flow Alt-A
Structured Alt-A
Flow >97% LTV
Structured 2/28s
5.0%
3.3%
0%
25%
Q1 07 Q2 07 Q3 07 Q4 07 Q1 08 Q2 08 Q3 08
Pending Notices of Default by Category
Notices of default by category as a percentage of all delinquent policies.
Note: Categories shown above are mutually exclusive: Flow > 97% LTV does not include Flow Alt-A loans.

49 The PMI Group, Inc.
$1,097
$1,957
$ 355
$ 0
$ 500
$ 1,000
$ 1,500
$ 2,000
$ 2,500
Dec 31, 2007
Net Reserves for
Losses
NOD Inventory Increase in Claim
Rate
Increase in Claim
Size
Other Reserve
Changes
Captive
Recoveries
Sept 30, 2008
Net Reserves for
Losses
Significant additions to reserves have been driven by increases in claim frequency, severity and size.
Seeing some potential stabilization in claim rate and claim size.
Primary & Pool Loss Reserve Development Net of Captives

50 The PMI Group, Inc.
Future ceded premiums can be used to meet capital adequacy for existing book years.
Termination of all existing excess-of-loss reinsurance arrangements effective
January 1, 2009.
Total captive trust balance at September 30, 2008 was $824.5 million.
93% and 96% of the 2007 and 2006 vintages, respectively, have reached their captive attachment point.
Expected Benefit from Captive Reinsurance Agreements
2007 2008 2009
(Dollars in Millions)
$34
$500
~$250 - 300
PMI’s Captive Reinsurance Agreements

51 The PMI Group, Inc.
$8.9
$9.5
$12.8
$16.7
$25.2
$23.4
$21.5
Q1 2007 Q2 2007 Q3 2007 Q4 2007 Q1 2008 Q2 2008 Q3 2008
Reserves for Losses and LAE
per Primary Loan in Default
Reserves per delinquent loan have increased and are consistent with the industry average.
$349
$403
$651
$1,054
$1,499
$2,037
$2,195
Q1 2007 Q2 2007 Q3 2007 Q4 2007 Q1 2008 Q2 2008 Q3 2008
Reserves for Losses and LAE
and Notices of Default
Primary Notices of Default
Reserves for Losses and LAE
Primary Reserves for Losses and Notices of Default

52 The PMI Group, Inc.
Expect full year 2008 paid claims
between $810 - $835 million
Prior guidance was for full year 2008
paid claims to be between $850 - $900
million
On November 3
rd
, paid claims
guidance reduction was due to PMI’s
Homeownership Preservation
Initiatives (HPI)
Now, the reduction in paid claims
guidance incorporates the potential
for some deferral of claims driven by
GSE foreclosure moratoriums and
other initiatives potentially
mitigated by HPI
(Dollar’s in millions)
$72.8
$75.7
$95.9
$117.9
$198.8
$210.3
$168.8
Q1 2007 Q2 2007 Q3 2007 Q4 2007 Q1 2008 Q2 2008 Q3 2008
Total Claims Paid
Including  LAE
FY 2007
$362.3
9 Mos 2008
$577.9
Paid Claims

53 The PMI Group, Inc.
PMI’s Homeownership Preservation Initiative (HPI) seeks to generate more workouts on delinquent, PMI insured loans
Homeowner Preservation Initiative
Expansion of PMI's Delegation Program
Delegation for Loan Modifications to all servicers
Provide Training to Servicer Staff, Job Aids,
Advisory Boards, other support
Implement Servicer Workout Reporting
Claim Advance Program (e.g. SHARP):
Partner with GSEs to find new workout opportunities
Servicer and
GSE Initiatives
PMI and Vendor based outreach
PMI onsite Consultants
CCCS “No-contact” Program
HOPE NOW & other community based events
Special Campaigns (i.e. letters, PR, etc.)
PMI Borrower
Outreach
Initiatives

54 The PMI Group, Inc.
PMI’s loss mitigation programs have enabled 10,200 borrowers to retain their homes and 2,700 to avoid foreclosure through the first 9 months of
2008
Expecting approximately 16,000 homes retained for full year 2008 and approximately 30,500 homes retained in full year 2009.
Payment Plan
Homeownership Preservation Initiative
Home Ownership Retained
Foreclosures Avoided
Note: HomeSaver Advance is a Fannie Mae program enabling servicers to offer an unsecured, personal loan to cure a payment default.
0
500
1,000
1,500
2,000
2,500
3,000
Q4 2007 Q1 2008 Q2 2008 Q3 2008
Payment Plan Modification HomeSaver
0
200
400
600
800
1,000
1,200
1,400
Q4 2007 Q1 2008 Q2 2008 Q3 2008
Presale Deed in Lieu

55 The PMI Group, Inc.
CMG Mortgage Insurance Company
CMG Mortgage Insurance Company offers mortgage insurance for loans originated by credit unions.
Joint venture, equally owned by PMI and CUNA Mutual Group.
•
PMI’s carrying value is $132.6 million
Ratings of AA-(negative) and AA (negative)¹.
CMG is the dominant market share leader among credit unions.
Primary insurance in force of $21.4 billion, primary risk in force of
$5.3 billion.
Announced extensive pricing changes across all LTVs and FICO scores.
Strong credit performance
•
Primary default rate 2.03%
•
Year to date primary paid claims $16 million
Year-to-date equity earnings of $13.6 million.
($’s as of September 30, 2008)
¹ Financial strength ratings by Standard & Poor’s and Fitch as of December 1, 2008.

56 The PMI Group, Inc.
Positive industry trends for mortgage insurance.
New business is higher quality.
Portions of our portfolio are showing signs of stabilization.
HPI and captive recoveries will continue to be important.
Summary of Four Key Themes

Don Lofe Chief Financial Officer and Chief Administrative Officer The PMI Group, Inc. Investor Conference December 4, 2008

58 The PMI Group, Inc.
Monetized investments
Significantly enhancing liquidity at
the mortgage insurance company
and the holding company
Redeployed financial resources to core
businesses
•
Holding Company Liquidity – PMI Asia
•
Capital at U.S. MI - PMI Guaranty
•
Liquidity at U.S. MI – PMI Australia,
PMI Canada
Reduced expenses
Financial Initiatives under the Five-Point Plan
PMI Australia Sale
PMI Asia Sale Agreement
PMI Guaranty Capital
Repatriation
PMI Canada Capital
Repatriation
Revolving Credit Facility
Common Stock Dividend

59 The PMI Group, Inc.
Renegotiated revolving credit facility and
borrowed $200 million
Cash and investments of $232 million at the
holding company as of Sept. 30, 2008
•
$45 million redemption of senior notes on
November 17, 2008
Agreement for sale of PMI Asia
Cash and liquidity of $1.8 billion (plus $732
million from sale of Australia in October)
High quality investment portfolio
Premium revenue from $123 billion
of insurance in force
Net investment income
Expense management
Repatriation of capital:
•
PMI Guaranty - $152 million, $144 million
down-streamed to U.S. MI Operations
Liquidity
The PMI Group, Inc.
PMI Mortgage
Insurance Co.
($’s as of September 30, 2008)

60 The PMI Group, Inc.
(2) Effective January 1, 2008, the ten and thirty year debt issuances are recorded at fair value.
(unaudited)
(3) Excludes fixed income and unconsolidated subsidiary net investment gains/losses.
($’s in millions)
Par Value
Sept.30, 2008
Debt
(2)
Junior Subordinated Debentures
(unaudited)
GAAP Basis
Sept.30, 2008
30 Year Senior Notes
52
150
Five Year Revolving Credit Facility
200
Total Debt
697
Shareholders' Equity
Total Capitalization
10 Year Senior Notes
250
Debt / Total Capitalization (GAAP Basis) 26.8%
Debt / Total Capitalization (Rating Agency Basis) 30.9%
52
80
200
155
532
1,453
$1,985
Senior Notes
$  45
$  45
(2)
Total Capitalization $2,084
(3)
(1)
(1) Senior Notes were repaid on November 17, 2008.
Capitalization Table
(4)
(4) Rating Agency Basis utilizes par value and gives equity credit for junior subordinated debentures.

61 The PMI Group, Inc.
Consolidated Credit Quality
AAA or equivalent 51.8%
AA 28.0%
A 16.2%
BBB 3.7%
Non-investment grade 0.3%
Consolidated Duration 6.5
Municipal Bonds, 61%
PMI Europe
9%
Common Stocks
1%
Cash and Cash
Equivalents, 18%
Preferred Stocks
7%
Corporate, U.S.
Government and
Agency, 2%
PMI Canada
2%
Consolidated Investment Portfolio
(As of September 30, 2008)
Total portfolio value of $2.96 billion

62 The PMI Group, Inc.
Renegotiated our revolving credit facility
$200 million outstanding on the total $250 million facility
Maturity date is October 2011
PMI Mortgage Insurance Co. maintains a
financial strength rating of Baa (Moody’s) or
BBB (S&P)
Adjusted Consolidated Net Worth
Maximum Total Debt to
Total Capitalization
Maintenance of Ratings
PMI Mortgage Insurance Co. ratings are
A3 (under review) by Moody’s and A-
(negative) by S&P
Less than or equal to 35% 26.8% (GAAP Basis)
Maximum Risk to Statutory Capital Ratio
No greater than 20 to 1 15.75 to 1
$1.9 billion Must be at least $1.505 billion
Requirement At September 30, 2008
Revolving Credit Facility

63 The PMI Group, Inc.
Ratings of The PMI Group, Inc.
A3 (under review)
Not rated
A3 (under review)
Baa3 (under review)
Moody’s
BBB+ (negative) Not rated A- (negative) PMI Europe
AA (negative) Not rated AA- (negative) CMG Mortgage Insurance Co.
BBB+ (negative) AA (stable) A- (negative) PMI Mortgage Insurance Co.
BB (negative) Not rated BBB- (negative) The PMI Group, Inc.
Fitch DBRS S&P

64 The PMI Group, Inc.
65
Unique investment available to mortgage insurance and financial guaranty companies.
Allows quick recovery to pay claims and can be redeemed at any time.
PMI has actively used tax and loss bonds to accelerate tax recoveries in U.S.
MI operations.
Tax and loss bonds are admitted assets, and accordingly are components of statutory surplus.
Tax and loss bonds provide for better tax management, as well as investment income, and provide a valuable source of liquidity for paying claims.
2008 YTD Redemptions
$299 M
Tax and Loss Bond Holdings
$410 M
1
As of
September
30, 2008.
Tax and Loss Bonds
1 1

65 The PMI Group, Inc.
Sale of PMI Australia is a significantly positive transaction
Capital plan centered on monetizing our investments in our subsidiaries
— highest and best source of capital and liquidity.
Sale of PMI Australia demonstrated our ability to execute this critical transaction in a very challenging operating environment.
Sale valuation of approximately $920 million realized from our initial investment of $155 million in 1999.
Unsecured note payable on September 20, 2011; timing aligned with the credit facility expiration of October 2011
Can be sold / transferred after eighteen months
Non-cash payment note accreting at 3 month LIBOR as of June 30, 2008 plus 1% compounded semi-annually (3.875%)(fixed)
Settlement value based on loss performance of existing book of business for the three year period ending June 30, 2011
Reinsurance will cover excess of loss for incurred losses of 100% of closing unearned premium reserve
PMI funded premiums of $46.5 million with the profit sharing for one-half of the reinsurance premiums at the end of the three year period, subject to certain conditions
PMI Australia Sale
Note
Reinsurance Cover

66 The PMI Group, Inc.
PMI Australia note of $184 million dollars, plus accrued interest
Note counterparty is an “A” category rated entity
Accounting guidance governs treatment under GAAP
Our sales contract with QBE provides the ability to
sell the notes 18 months after the sale date.
We are seeking regulatory admissibility of this note.  This will determine our ability to obtain statutory credit for all or some of the note value.
PMI Australia Note

67 The PMI Group, Inc.
AUD 0.40
AUD 0.50
AUD 0.60
AUD 0.70
AUD 0.80
AUD 0.90
AUD 1.00
Aug-99 Jun-00 Apr-01 Feb-02 Dec-02 Oct-03 Aug-04 Jun-05 Apr-06 Feb-07 Dec-07 Oct-08
PMI entered into sale agreement with QBE and locked
in an exchange rate of US $1.00/AU $0.95
Australian Dollar Exchange Rate
PMI Australia Sale
Time period shown:  August 6, 1999, the acquisition date of PMI Australia, through October 22, 2008.

68 The PMI Group, Inc.
Europe has been reconfigured to conserve capital and reduce expenses.
Nearing risk limits for reserves on U.S. subprime reinsurance transactions
(BBB attachment point).
Other U.S. subprime transaction at a “AA” attachment point; no reserves established to date.
Rating agency actions and future loss development on CDS exposures may require additional collateral to be posted.
Ratings downgrades give certain counterparties the right to terminate agreements, which could result in termination payments.
(1) As of
September
30, 2008.
$207 million risk in force
$70.2 million in reserves
$58.1 million in pledged collateral
$22.5 million pledged collateral
$0.9 million YTD mark-to-market
PMI Europe
(1)
(1)
U.S. Subprime
Reinsurance
Credit Default
Swap Transactions

69 The PMI Group, Inc.
We have made substantial progress on our strategic plan to monetize existing assets, rationalize the organization and explore all options available.
However, we are considering capital / capital relief initiatives to meet and balance statutory capital, credit facility and rating agency requirements and
GSE remediation plans, as well as to optimize new business writings.
Capital initiatives, to the extent available, could include:
•
Equity or equity-like instruments
•
Other options (e.g. QBE note, etc.)
Capital relief initiatives could include:
•
Loss mitigation initiatives
•
Restructuring initiatives
•
Reduced new business writings
•
Reinsurance
•
Other (i.e. expense reduction initiatives)
Capital

Steve Smith Chairman and Chief Executive Officer The PMI Group, Inc. Investor Conference December 4, 2008

71 The PMI Group, Inc.
The key to economic recovery lies in the revitalization of our housing markets and the prevention of unnecessary foreclosures.
Central to this objective is the availability of new mortgage funds at reasonable rates.
Without a vibrant and active private mortgage insurance industry, loan availability will be diminished and millions of creditworthy consumers will be locked out of the housing market.
The PMI Group is a critical participant in the revitalization of the nation’s housing market
PMI: Critical to Housing Market Revitalization

72 The PMI Group, Inc.
Challenging time for the global economy, including the private mortgage insurance industry
PMI has made significant progress on its five-point plan
New business fundamentals are favorable
We are evaluating capital / capital relief initiatives to maintain adequate liquidity and capital adequacy and allow us to optimize growth opportunities going forward.
PMI’s entire management team, and each and every PMI employee, is committed to executing our five-point plan, as well as fostering sustainable home ownership, which we believe will bring long term value to our shareholders.
Summary

Question & Answer The PMI Group, Inc. Investor Conference December 4, 2008

Executive Officers

75 The PMI Group, Inc.
L. Stephen Smith
Chairman and
Chief Executive Officer
The PMI Group, Inc.
L. Stephen Smith is Chairman and Chief Executive Officer of The PMI Group, Inc. He became the company’s President and Chief Operating Officer in 1998. He is also Chairman and CEO of
PMI Mortgage Insurance Co., a subsidiary of The PMI Group, Inc., which is also the second largest mortgage insurance company in the United States.
Smith has more than 35 years of experience in mortgage insurance, housing finance, and banking. He began his career with PMI in 1979 and has held a variety of positions, including account executive, secondary market executive, and area sales director before being promoted to Vice President of PMI’s Eastern Zone.
Smith was later promoted to Senior Vice President of Marketing, where he oversaw the implementation of corporate strategic growth initiatives.
He was later promoted to Executive Vice President of Field Operations, and then to
President and Chief Operating Officer in 1998.  In 2004 he became CEO of PMI Mortgage
Insurance Co.
Prior to joining PMI, Smith spent eight years as a Vice President with Citizens and Southern
National Bank in Atlanta.
Smith has served as President of the Mortgage Insurance Companies of America, the industry trade group, and as a member of the Board of Directors of National Association of Hispanic
Real Estate Professionals. He is an active participant in a variety of industry and community organizations.
A graduate of Georgia Tech, Smith has a B.S. in industrial management. Smith is also a graduate of the Stanford Executive Program.
L. Stephen Smith

76 The PMI Group, Inc.
David H. Katkov
Executive Vice President,
Chief Business Officer
The PMI Group, Inc.
President
PMI Mortgage Insurance Co.
As Chief Business Officer of The PMI Group, Inc. and President of PMI Mortgage Insurance
Co. (PMI), David H. Katkov is responsible for leading PMI’s sales, product development, government and public relations teams in the delivery of mortgage insurance as the preferred form of credit default protection for low-down payment mortgages.  Katkov also oversees PMI’s joint venture ownership interest in CMG Mortgage Insurance Company.
Katkov has been Executive Vice President of The PMI Group, Inc. since August 2001 and
Chief Business Officer since November 2008.
Prior to joining PMI, Katkov was a Vice President of US Bank Corporation in Minneapolis,
Minnesota.
Katkov represents PMI with industry trade associations that focus on public policy issues in the housing and mortgage marketplace.  He is on the Executive Committee of the
Mortgage Insurance Companies of America (MICA) and represents PMI with the Mortgage
Bankers Association of America.  Katkov serves on the Executive Committee of the
Housing Policy Council which is an affiliate of the Financial Services Roundtable.  Katkov is the Chairman of the Board of Social Compact, a Washington, D.C. non-profit organization dedicated to promoting the revitalization of America’s Inner Cities.
Katkov holds Bachelors and Masters degrees in business from the University of Minnesota’s
Carlson School of Management.
David H. Katkov

77 The PMI Group, Inc.
Donald P. Lofe, Jr.
Executive Vice President,
Chief Financial Officer and
Chief Administrative Officer
The PMI Group, Inc.
As Executive Vice President, Chief Financial Officer, and Chief Administrative Officer,
Donald P. Lofe, Jr. is responsible for corporate-wide GAAP, SEC, and statutory accounting and reporting, capital planning and analysis, management of the rating agencies, investments and asset management, treasury services, taxation, investor and certain public relations aspects, internal audit, human resources, as well as facilities administration.
Prior to joining The PMI Group, Inc., Lofe was a Senior Vice President in the Corporate
Finance Department of The CNA Financial Corporation, where he was responsible for capital management, including treasury services, capital planning and risk assessment, rating agencies and industry analysis, insurance regulatory analysis and compliance, mergers and acquisitions activities, investor relations, and investment operations and analysis. Lofe was also the partner-in-charge of the Northeast Ohio Insurance Practice, resident in the Cleveland office of PricewaterhouseCoopers LLP (PwC), and the engagement partner for The Progressive Corporation.
Lofe serves as a member of numerous boards of directors as well as audit and other committees for profit and not-for-profit organizations.  He also has served as a member of PwC’s Insurance Industry Chairman’s Leadership Group.
A graduate of Westminster College, Lofe majored in accounting and political science.
He holds an MBA in finance and business policy from the University of Chicago and is a certified public accountant.
Donald P. Lofe, Jr.

78 The PMI Group, Inc.
David W. Berson
Senior Vice President,
Chief Economist
and Strategist
The PMI Group, Inc.
David W. Berson joined PMI as chief economist and strategist on October 30, 2007.
Dr. Berson’s responsibilities include analyses and forecasts of the economy, housing, and mortgage markets; domestic/global market research and planning; support of government relations and public policy; and strategic environmental planning. He also acts as a PMI spokesperson on topics related to global economic housing, as well as mortgage market conditions, prospects and policy.  In addition, Dr. Berson manages PMI’s
Portfolio Management, Analytics and Pricing group, which is responsible for all credit analytic models and projections for the company.
Berson previously was vice president and chief economist at Fannie Mae, where he advised the company on national and regional economic, housing and mortgage policy and conditions, including forecasts and analyses of the economy, interest rates, and housing and mortgage finance markets. He has also been chief financial economist at Wharton
Econometrics, visiting scholar at the Federal Reserve Bank of Kansas City, and assistant professor of economics at Claremont McKenna College and Claremont Graduate School.
His government experience has included staff economist on the Council of Economic
Advisors and economic analyst at the Treasury Department and the Office of Special
Trade Representative. Dr. Berson is a Past President of the National Association for
Business Economics and is a frequent speaker to media and to industry groups on the economic outlook, housing, and mortgage markets.
He has a doctorate in economics and a master's degree in public policy from the
University of Michigan, and a bachelor's degree in history and economics from Williams
College.
David W. Berson

79 The PMI Group, Inc.
Doyle Bartlett
Principal
Eris Group
Doyle Bartlett served for five years as Chief of Staff to Representative Bill McCollum
(R-FL), supporting Congressman McCollum’s work as Vice Chairman of the House Banking
Committee and Chairman of the House Judiciary Committee’s Crime Subcommittee.
In this role, he managed all aspects of the Congressman’s Washington, DC and district offices.  Before founding Bartlett & Bendall, he was a Senior Vice President at the
Smith-Free Group.  He is an active political fundraiser and contributor, and oversaw
Bill McCollum’s race for the U.S. Senate in 1999-2000 and his successful campaign for
Florida Attorney General in 2006.
From 1988 to 1994, Bartlett was General Counsel and Senior Vice President for Legislative
Services with the Conference of State Bank Supervisors, the professional association of state banking regulators. Before joining CSBS, Bartlett was Manager of State Government Relations at Freddie Mac.
Bartlett came to Washington in 1984 as staff to the House Banking Committee, supporting
Congressman Bill McCollum in his position as ranking member of the Subcommittee on
Domestic Monetary Policy. He had previously served as McCollum’s district representative in Orlando, Florida.
A Florida native, Bartlett holds a business degree from the University of Florida and a law degree from the National Law Center at George Washington University. Bartlett is
a member of the Bar in both Oklahoma and the District of Columbia, and was recently named one of DC’s top “Hired Guns,” in the Hill newspaper for the fifth year in a row.
Doyle Bartlett

80 The PMI Group, Inc.
Howard B. Glaser
President
Glaser Group
Howard B. Glaser is one of Washington’s leading real estate finance and mortgage industry consultants. Mr. Glaser specializes in advising clients on legislative, regulatory and government matters with particular emphasis on the real estate finance, housing, and financial services industries. Clients of the Glaser Group include mortgage insurance companies, real estate and housing trade associations, mortgage bankers, and investment research companies.
Prior to establishing his consulting practice Mr. Glaser served as Senior Vice President for
Government Affairs and General Counsel at the Mortgage Bankers Association of America
where he led the MBA to a string of important legislative and regulatory victories.
From 1994 to 2000, Mr. Glaser served in several senior management roles at the
Department of Housing and Urban Development, including Counselor to the Secretary,
Deputy Assistant Secretary, and Acting General Counsel. For his work in reforming federal housing programs, Mr. Glaser was a recipient of the 1996 John F. Kennedy School of
Government “Innovations in Government” award.
Before joining the federal government, Mr. Glaser was a senior advisor to New York
Governor Mario Cuomo.
Mr. Glaser has testified before Congress numerous times and is a regular advisor to congressional committees on real estate finance and housing industry issues. His analysis is frequently sought and reported by the Wall Street Journal, New York Times, Washington
Post, American Banker and other national media.
Mr. Glaser is a graduate of Harvard Law School and is a member of the New York State Bar.
Howard B. Glaser

81 The PMI Group, Inc.
Brian Gardner
Washington Policy
Analyst
KBW, Inc.
Brian has been KBW’s Washington Analyst since 2004. In his role, Brian follows and analyzes political, legislative, and regulatory developments and advises KBW’s clients on what these events mean to the financial markets and investors. He collaborates with KBW’s fundamental research analysts as they incorporate political events into their industry and company analysis. Before assuming the role as Washington Analyst, Brian was an associate on KBW’s Bank Research team.
Prior to joining KBW, Brian was an associate in the Bank Regulatory Group with the New
York law firm Schulte Roth & Zabel.
Brian began his professional career in Washington as a Legislative Assistant to former
Congressman Rick Lazio.  He then served as Staff Director and Counsel for former
Congressman Richard Baker.  Brian handled financial service issues for both of these former members of the House Financial Services Committee.
Brian received both his BA and JD from Fordham University in New York.
ABOUT KBW
KBW, Inc. is the parent of Keefe, Bruyette & Woods, Inc., Keefe, Bruyette & Woods Limited
and KBW Asset Management. Keefe, Bruyette & Woods, Inc. is a full service investment bank specializing in the financial services industry. Founded in 1962, it is widely recognized as a leading authority in the banking, insurance, brokerage, asset management, mortgage banking and specialty finance sectors. The firm has established industry-leading positions in the areas of research, corporate finance, mergers and acquisitions, as well as sales and trading for financial services companies.
Brian Gardner

Appendix

83 The PMI Group, Inc.
California at September 30, 2008
$2.5 billion of Primary Risk in Force
8.2% of PMI’s Primary Risk in Force
33,405 policies in force
20.95% default rate
$303,177 Average Loan Size
702 Average FICO¹
90.5% Average Original Loan to Value¹
71.9% Fixed Rate Loan²
81.8% Single Family Property²
91.8% Primary Residence²
36.7% Alt-A²
Oakland-Fremont-Hayward, CA– 0.4%
San Diego-Carlsbad-San Marcos – 0.6%
Sacramento--Arden-Arcade—Roseville – 0.7%
Riverside-San Bernardino-Ontario – 1.7%
Los Angeles-Long Beach-Glendale – 1.7%
MSA Distribution of Total Primary RIF
11.2%
15.1%
20.3%
37.8%
15.6%
0% 10% 20% 30% 40% 50%
Prior to 2005
2005
2006
2007
2008
California Primary Risk in Force by Vintage
Top 5 California MSAs
California Primary Risk in Force
1 Average is calculated by taking the sum of the category and dividing by the number of policies in force
2 Represents percentage of PMI’s California primary risk in force

84 The PMI Group, Inc.
Florida at September 30, 2008
$3.2 billion of Primary Risk in Force
10.5% of PMI’s Primary Risk in Force
70,123 policies in force
22.64% default rate
$179,098 Average Loan Size
696 Average FICO¹
92.3% Average Original Loan to Value¹
83.4% Fixed Rate Loan²
71.4% Single Family Property²
77.9% Primary Residence²
36.8% Alt-A²
1 Average is calculated by taking the sum of the category and dividing by the number of policies in force
2 Represents percentage of PMI’s Florida primary risk in force
18.1%
17.9%
25.0%
32.5%
6.5%
0% 10% 20% 30% 40% 50%
Prior to 2005
2005
2006
2007
2008
Florida Primary Risk in Force by Vintage
Top 5 Florida MSAs
Florida Primary Risk in Force
Jacksonville, FL – 0.7%
Fort Lauderdale-Deerfield Beach, FL – 1.1%
Miami-Miami Beach-Kendall, FL – 1.6%
MSA Distribution of Total Primary RIF
Orlando-Kissimmee, FL – 1.7%
Tampa-St. Petersburg-Clearwater, FL – 1.5%

85 The PMI Group, Inc.
Auto States at September 30, 2008
$4.1 billion of Primary Risk in Force
13.5% of PMI’s Primary Risk in Force
125,613 policies in force
13.64% default rate
$133,939 Average Loan Size²
687 Average FICO²
92.4% Average Original Loan to Value²
89.3% Fixed Rate Loan³
82.8% Single Family Property³
92.2% Primary Residence³
13.5% Alt-A³
1 The Auto States, as defined in this presentation, are Illinois, Indiana, Michigan and Ohio
2 Average is calculated by taking the sum of the category and dividing by the number of policies in force
3 Represents percentage of PMI’s Auto States primary risk in force
31.9%
15.1%
16.9%
25.3%
10.8%
0% 10% 20% 30% 40% 50%
Prior to 2005
2005
2006
2007
2008
Auto States¹
Primary Risk in Force by Vintage
Top 5 Auto States¹
MSAs
Auto States¹
Primary Risk in Force
Cleveland-Elyria-Mentor, OH -1.0%
Chicago – Naperville –Joliet, IL -3.9%
Columbus, OH -0.8%
Indianapolis–Carmel, IN -0.7%
Warren-Troy-Farmington Hills, MI-0.9%
MSA Distribution of Total Primary RIF

86 The PMI Group, Inc.
Arizona at September 30, 2008
$882.6 million of Primary Risk in Force
2.9% of PMI’s Primary Risk in Force
18,590 policies in force
15.30% default rate
$191,258 Average Loan Size¹
697 Average FICO¹
92.7% Average Original Loan to Value¹
87.2% Fixed Rate Loan²
85.1% Single Family Property²
83.4% Primary Residence²
26.6% Alt-A²
1 Average is calculated by taking the sum of the category and dividing by the number of policies in force
2 Represents percentage of PMI’s Arizona primary risk in force
14.1%
11.8%
20.9%
44.5%
8.6%
0% 10% 20% 30% 40% 50%
Prior to 2005
2005
2006
2007
2008
Arizona Primary Risk in Force by Vintage
Top 5 Arizona MSAs
Arizona Primary Risk in Force
Yuma, AZ – 0.1%
Prescott, AZ-0.1%
Lake Havasu City-Kingman, AZ-0.1%
Tucson, AZ-0.4%
Phoenix-Mesa, AZ – 2.1%
MSA Distribution of Total Primary RIF

87 The PMI Group, Inc.
Nevada at September 30, 2008
$533.9 million of Primary Risk in Force
1.8% of PMI’s Primary Risk in Force
8,883 policies in force
18.55% default rate
$237,831 Average Loan Size¹
703 Average FICO¹
91.8% Average Original Loan to Value¹
71.1% Fixed Rate Loan²
79.1% Single Family Property²
80.7% Primary Residence²
34.8% Alt-A²
13.7%
16.2%
22.1%
40.2%
7.8%
0% 10% 20% 30% 40% 50%
Prior to 2005
2005
2006
2007
2008
Nevada Primary Risk in Force by Vintage
Top 5 Nevada MSAs
Nevada Primary Risk in Force
Las Vegas-Paradise, NV-1.4%
Reno-Sparks, NV-0.2%
Carson city, NV-0.01%
MSA Distribution Total Primary RIF
1 Average is calculated by taking the sum of the category and dividing by the number of policies in force
2 Represents percentage of PMI’s Nevada primary risk in force

88 The PMI Group, Inc.
Greater Than 97% LTV at September 30, 2008
$6.8 billion of Primary Risk in Force
22.1% of PMI’s Primary Risk in Force
162,657 policies in force
15.24% default rate
$149,227 Average Loan Size¹
675 Average FICO¹
99.9% Average Loan to Value¹
94.7% Fixed Rate Loan²
85.6% Single Family Property²
94.5% Primary Residence²
13.0% Alt-A²
16.0%
11.5%
20.5%
47.9%
4.1%
0% 10% 20% 30% 40% 50%
Prior to 2005
2005
2006
2007
2008
Greater Than 97% LTV
Primary Risk in Force by Vintage
Greater Than 97% LTV Geographic Distribution
Greater Than 97% LTV Primary Risk in Force
0% - 1%
1.01% - 2%
2.01% - 5%
10.01% - 100%
5.01% - 10%
State Distribution of  > 97% LTV  RIF
1 Average is calculated by taking the sum of the category and dividing by the number of policies in force
2 Represents percentage of PMI’s Greater than 97% LTV primary risk in force

89 The PMI Group, Inc.
Alt-A at September 30, 2008
$6.1 billion of Primary Risk in Force
20.2% of PMI’s Primary Risk in Force
106,267 policies in force
25.80% default rate
$214,235 Average Loan Size¹
706 Average FICO¹
90.9% Average Loan to Value¹
75.2% Fixed Rate Loan²
77.9% Single Family Property²
79.1% Primary Residence²
9.3%
15.1%
29.5%
42.0%
4.1%
0% 10% 20% 30% 40% 50%
Prior to 2005
2005
2006
2007
2008
Alt-A Primary Risk in Force by Vintage
Alt-A Primary Risk in Force
Alt-A Geographic Distribution
0% - 1%
1.01% - 2%
2.01% - 5%
10.01% - 100%
5.01% - 10%
State Distribution of  Alt-A  RIF
1 Average is calculated by taking the sum of the category and dividing by the number of policies in force
2 Represents percentage of PMI’s Alt-A primary risk in force

90 The PMI Group, Inc.
2/28 Hybrid ARMs at September 30, 2008
$767.6 million of Primary Risk in Force
2.6% of PMI’s Primary Risk in Force
13,296 policies in force
47.38% default rate
$187,381 Average Loan Size¹
654 Average FICO¹
87.9% Average Original Loan to Value¹
80.5% Single Family Property²
76.2% Primary Residence²
45.3% Alt-A²
6.6%
36.7%
48.8%
7.9%
0.0%
0% 10% 20% 30% 40% 50%
Prior to 2005
2005
2006
2007
2008
2/28 Hybrid ARMs Primary Risk in Force by Vintage
2/28 Hybrid ARMs Geographic Distribution
2/28 Hybrid ARMs Primary Risk in Force
0% - 1%
1.01% - 2%
2.01% - 5%
10.01% - 100%
5.01% - 10%
State Distribution of  2/28 RIF
1 Average is calculated by taking the sum of the category and dividing by the number of policies in force
2 Represents percentage of PMI’s 2/28 Hybrid ARMs primary risk in force

91 The PMI Group, Inc.
Primary RIF as of September 30, 2008  All $ in Millions, except for Average Loan Size
Credit Score¹
Loan Type
ARM Less than 575 575 - 619 720 and above
Fixed Rate 620 - 679 680 - 719
Total 2/28s
Specific Portfolio Characteristics
Interest Only
LTV > 97%
Alt-A California Florida Auto States Avg Loan Size
Avg LTV²
Avg FICO
1
Excludes unreported FICO scores
2
At origination
Note: - Interest rate adjustments as a percentage of Total Risk in Force are approximately 3% and 1% in 2008 and 2009, respectively.
- Categories are not mutually exclusive except for Credit Score and Loan Type
$30,439.1 $592.8 $1,660.9 $9,655.6 $7,672.4 $10,561.3 $27,104.1 $2,567.5 $767.6
12.1% 35.2% 23.9% 15.5% 10.6% 5.5% 10.3% 27.4% 47.4%
$3,659.1 $10.3 $56.2 $743.1 $969.3 $1,876.7 $3,605.8 $53.3 $0.0
2.8% 36.2% 15.0% 5.0% 2.8% 1.2% 2.8% 7.0% n/a
$9,434.8 $243.1 $620.2 $2,883.4 $2,434.7 $3,226.6 $8,736.2 $638.1 $60.5
14.4% 35.9% 24.0% 16.3% 13.2% 7.7% 13.7% 22.7% 35.9%
$5,383.7 $67.8 $227.6 $1,896.4 $1,412.1 $1,751.9 $4,246.7 $762.2 $374.9
17.7% 39.2% 27.6% 22.5% 17.3% 9.6% 13.7% 35.1% 52.2%
$4,189.2 $53.9 $186.3 $1,521.7 $1,076.8 $1,319.1 $3,255.5 $652.0 $281.8
13.9% 39.4% 26.9% 17.7% 12.8% 6.8% 9.8% 31.0% 44.9%
$7,772.2 $217.7 $570.7 $2,611.0 $1,779.5 $2,386.9 $7,259.9 $461.8 $50.4
9.8% 32.8% 22.6% 12.6% 7.1% 3.5% 8.9% 23.3% 43.3%
$3,797.7 $6,871.5 $6,080.9 $2,480.8 $3,205.0 $4,092.4 $158,577 93% 692
23.5% 15.2% 25.8% 21.0% 22.6% 13.6%
$238.0 $283.8 $246.4 $387.9 $207.2 $441.9 $206,071 91% 718
5.1% 7.1% 10.8% 5.0% 10.2% 3.0%
$1,871.6 $3,289.2 $2,551.9 $938.4 $1,043.2 $1,034.7 $190,284 94% 686
23.9% 17.0% 26.6% 24.1% 28.5% 14.5%
$1,022.7 $1,409.6 $1,796.8 $503.4 $801.6 $692.2 $175,405 93% 692
26.8% 15.8% 31.2% 40.7% 35.0% 18.1%
$572.8 $791.2 $921.2 $374.1 $573.5 $618.7 $159,029 92% 693
25.0% 14.5% 27.2% 30.6% 24.1% 15.1%
$92.7 $1,097.8 $564.6 $277.1 $579.6 $1,304.8 $113,823 92% 687
18.7% 12.8% 15.0% 7.1% 10.3% 13.2%
Total Portfolio
Default Rate
2008 Vintage
Default Rate
2007 Vintage
Default Rate
2005 Vintage
Default Rate
2004 Vintage and Prior
Default Rate
2006 Vintage
Default Rate
Total Portfolio
Default Rate
2008 Vintage
Default Rate
2007 Vintage
Default Rate
2005 Vintage
Default Rate
2004 Vintage and Prior
Default Rate
2006 Vintage
Default Rate

92 The PMI Group, Inc.
Flow RIF as of September 30, 2008 All $ in Millions, except for Average Loan Size
Credit Score¹
Loan Type
Specific Portfolio Characteristics
Interest Only
LTV > 97%
Alt-A
California
Florida Auto States
Avg Loan Size
Avg LTV²
Avg FICO
1
Excludes unreported FICO scores
2
At origination
Note: - Categories are not mutually exclusive except for Credit Score and Loan Type
$25,981.1 $365.6 $1,272.7 $8,109.7 $6,711.3 $9,322.9 $24,012.6 $1,968.5 $0.0
10.9% 37.5% 23.0% 13.9% 10.0% 5.3% 10.0% 28.1% n/a
$3,597.9 $9.3 $53.1 $725.5 $953.2 $1,853.2 $3,550.5 $47.3 $0.0
2.8% 39.1% 15.3% 5.1% 2.8% 1.2% 2.8% 8. 1% n/a
$7,885.0 $177.1 $504.3 $2,484.0 $2,081.8 $2,611.1 $7,481.7 $403.3 $0.0
15.1% 42.6% 25.6% 16.6% 14.1% 8.5% 14.6% 30.1% n/a
$3,976.9 $28.6 $152.8 $1,305.6 $1,079.7 $1,382.3 $3,367.2 $609.7 $0.0
14.7% 39.5% 24.4% 17.7% 15.2% 8.9% 12.4% 36.4% n/a
$3,527.7 $24.2 $130.9 $1,210.2 $925.6 $1,205.2 $3,010.9 $516.7 $0.0
11.6% 39.4% 23.5% 14.7% 11.2% 6.3% 9.4% 30.2% n/a
$6,993.6 $126.4 $431.6 $2,384.4 $1,671.0 $2,271.0 $6,602.2 $391.5 $0.0
9.1% 31.8% 20.9% 12.1% 6.9% 3.5% 8.6% 19.6% n/a
$2,914.0 $5,636.9 $4,755.2 $1,921.0 $2,765.8 $3,490.1 $158,335 93% 695
22.8% 15.3% 24.8% 18.4% 22.3% 11.8%
$236.6 $261.5 $245.0 $386.5 $205.4 $436.2 $206,221 91% 719
5.2% 7.5% 10.9% 5.0% 10.1% 3.0%
$1,621.9 $2,787.4 $2,235.6 $813.6 $877.4 $867.6 $192,530 94% 689
24.9% 18.0% 27.3% 25.4% 31.3% 14.5%
$619.7 $1,055.8 $1,132.8 $272.2 $634.1 $487.4 $174,830 93% 696
25.9% 15.3% 30.4% 35.2% 33.5% 12.8%
$354.4 $699.7 $668.6 $211.7 $528.3 $501.5 $156,530 92% 697
21.4% 13.0% 24.9% 27.4% 23.1% 11.9%
$81.4 $832.5 $473.1 $237.0 $520.7 $1,197.4 $114,608 92% 692
17.5% 12.0% 14.1% 6.4% 10.0% 12.2%
ARM Less than 575 575 - 619 720 and above
Fixed Rate 620 - 679 680 - 719
Total 2/28s
Total Portfolio
Default Rate
2008 Vintage
Default Rate
2007 Vintage
Default Rate
2005 Vintage
Default Rate
2004 Vintage and Prior
Default Rate
2006 Vintage
Default Rate
Total Portfolio
Default Rate
2008 Vintage
Default Rate
2007 Vintage
Default Rate
2005 Vintage
Default Rate
2004 Vintage and Prior
Default Rate
2006 Vintage
Default Rate

93 The PMI Group, Inc.
Structured RIF as of September 30, 2008 All $ in Millions, except for Average Loan Size
Credit Score¹
Loan Type
Specific Portfolio Characteristics
Interest Only
LTV > 97%
Alt-A California Florida Auto States Avg Loan Size
Avg LTV²
Avg FICO
Note: - 2/28 Hybrid ARMs that are subject to a rate reset in 2008 represent approximately 1% of Total Primary RIF.
- Categories are not mutually exclusive except for Credit Score and Loan Type
1
Excludes unreported FICO scores
2
At origination
$4,458.0 $227.2 $388.2 $1,545.9 $961.0 $1,238.3 $3,091.5 $598.9 $767.6
18.4% 32.2% 26.4% 23.9% 15.4% 7.4% 12.6% 26.0% 47.4%
$61.2 $1.0 $3.1 $17.6 $16.1 $23.5 $55.3 $6.0 $0.0
2.9% 21.4% 11.1% 4.1% 1.7% 0.3% 3.0% 0.9% n/a
$1,549.8 $66.0 $115.9 $399.4 $352.9 $615.5 $1,254.5 $234.9 $60.5
12.0% 25.2% 19.7% 14.7% 8.6% 4.5% 9.6% 18.1% 35.9%
$1,406.8 $39.2 $74.7 $590.8 $332.4 $369.6 $879.5 $152.5 $374.9
27.1% 39.0% 34.6% 34.7% 25.1% 12.9% 18.9% 31.5% 52.2%
$661.6 $29.6 $55.4 $311.5 $151.2 $113.8 $244.5 $135.3 $281.8
28.3% 39.3% 36.5% 33.3% 25.2% 12.7% 14.5% 34.2% 44.9%
$778.6 $91.3 $139.1 $226.6 $108.5 $115.9 $657.8 $70.4 $50.4
15.3% 34.1% 27.3% 16.6% 8.6% 3.8% 11.6% 39.3% 43.3%
$883.8 $1,234.6 $1,325.7 $559.8 $439.2 $602.3 $159,932 92% 670
26.1% 15.1% 29.0% 31.6% 24.6% 23.7%
$1.4 $22.3 $1.3 $1.4 $1.9 $5.6 $200,411 93% 696
0.0% 4.4% 0.0% 3.4% 14.1% 3.1%
$249.7 $501.7 $316.4 $124.8 $165.8 $167.1 $181,353 94% 677
17.1% 12.8% 21.9% 17.2% 17.0% 14.8%
$403.0 $353.8 $664.0 $231.2 $167.5 $204.8 $177,214 92% 679
28.4% 18.0% 32.4% 48.9% 40.4% 30.7%
$218.4 $91.5 $252.6 $162.4 $45.2 $117.2 $174,858 89% 668
33.3% 29.4% 34.6% 36.2% 35.4% 28.4%
$11.2 $265.3 $91.4 $40.0 $58.9 $107.5 $107,914 91% 648
25.7% 14.5% 18.8% 11.4% 12.4% 22.9%
Total Portfolio
Default Rate
2008 Vintage
Default Rate
2007 Vintage
Default Rate
2005 Vintage
Default Rate
2004 Vintage and Prior
Default Rate
2006 Vintage
Default Rate
Total Portfolio
Default Rate
2008 Vintage
Default Rate
2007 Vintage
Default Rate
2005 Vintage
Default Rate
2004 Vintage and Prior
Default Rate
2006 Vintage
Default Rate
ARM Less than 575 575 - 619 720 and above
Fixed Rate 620 - 679 680 - 719
Total 2/28s

94 The PMI Group, Inc.
Modified Pool IIF as of September 30, 2008 All $ in Millions, except for Average Loan Size
1
Excludes unreported FICO scores
2
Excludes Balloon, Buy Down, and Other
3
At origination
Specific Portfolio Characteristics
Specific Portfolio Characteristics
Credit Score¹
Loan Type²
Credit Score¹
Loan Type²
Total
Total
Fixed Rate ARM 2/28s
Fixed Rate ARM 2/28s
Deductible
Non Deductible
Less than 575 575 - 619 620 - 679 680 - 719
720 and above
Less than 575 575 - 619 620 - 679 680 - 719 720 and above
Interest Only LTV > 97% Alt-A California Florida Auto States Avg Loan Size
Avg LTV³
Avg FICO
Interest Only LTV > 97% Alt-A California Florida Auto States Avg Loan Size
Avg LTV³
Avg FICO
Total Portfolio $36,627 $550 $1,256 $11,603 $11,008 $12,200 $34,252 $2,203 $2
2008 Vintage $0 $0 $0 $0 $0 $0 $0 $0 $0
2007 Vintage $7 ,901 $139 $321 $2,767 $2,667 $2,005 $7,418 $482 $0
2006 Vintage $13,685 $69 $155 $5,195 $4,610 $3,656 $13,501 $183 $2
2005 Vintage $7,019 $6 $ 57 $1,710 $2,226 $3,019 $5,721 $1,296 $1
$8 ,022 $336 $722 $1,930 $1,505 $3,520 $243 $0
Total P ortfolio $ 11,875 $897 $ 23,187 $6,055 $3,825 $3,731 $170,061 78 694
2008 Vintage $0 $0 $0 $0 $0 $0 n/a n/a n/a
2007 Vintage $3,377 $737 $5,211 $1,528 $780 $725 $204,172 82 686
2006 Vintage $5,109 $52 $9,909 $2,232 $1,636 $1,283 $188,547 79 693
2005 Vintage $2,629 $39 $4,870 $1,263 $901 $658 $175,655 79 709
$761 $68 $3,197 $1,032 $508 $1,066 $125,074 75 691
Total Portfolio $8,670 $384 $86 7 $3,210 $2,056 $1,943 $5,411 $3,182 $21
2008 Vintage $0 $0 $0 $0 $0 $0 $0 $0 $0
2007 Vintage $0 $0 $0 $0 $0 $0 $0 $0 $0
2006 Vintage $4,754 $373 $82 1 $2,084 $950 $525 $1,787 $2,946 $21
2005 Vintage $1,450 $0 $6 $297 $430 $702 $1,428 $23 $0
$2,466 $11 $40 $829 $675 $717 $2,196 $213 $0
T otal Portfolio $1,184 $1,768 $3,230 $1,367 $775 $975 $152,275 86 673
2 008 Vintage $0 $0 $0 $0 $0 $0 $0 $0 $0
2 007 Vintage $0 $0 $0 $0 $0 $0 $0 $0 $0
2 006 Vintage $345 $1,696 $384 $549 $478 $754 $157,356 93 651
2 005 Vintage $673 $1 $1,029 $312 $112 $62 $197,356 76 718
$166 $71 $1,817 $505 $185 $159 $127,257 78 694
2004 Vintage and Prior
2004 Vintage and Prior
2004 Vintage and Prior
2004 Vintage and Prior
$7,613

95 The PMI Group, Inc.
PMI Mortgage Insurance Co.
Captive Reinsurance Agreements Analysis
(Dollars in Millions)
PMI’s Captive Reinsurance Agreements
$1,973 $227.6 $2,266 $224.1
1,125 158.1 1,697 187.9
1,065 117.1 525 70.1
187 62.5 173 50.2
$4,350 $565.3 $8.5 $0.6 $4,662 $532.3 $6.6 $0.3
$75 $1.8 $362 $9.1
290 11.0 527 25.7
542 34.6 289 17.7
1,761 200.8 1,643 136.8
$2,668 $248.2 $82.0 $0.0 $2,821 $189.3 $31.3 $0.2
$53 $0.5 $57 $0.4
1 0.0 347 10.3
277 12.6 473 24.0
2,434 248.1 2,027 143.8
$2,765 $261.2 $115.9 $0.0 $2,903 $178.5 $48.2 $0.0
$99 $1.1 $455 $6.1
220 5.9 2,797 80.5
240 8.4 855 29.9
4,605 285.1 1,213 51.1
$5,163 $300.5 $97.6 $0.0 $5,320 $167.5 $16.5 $0.0
$304.1 $0.6 $102.7 $0.6
$787.8 $747.0
Current
RIF
Ever to Date
Incurred Losses
Paid Loss
RIF
Incurred Loss
Current
June 30, 2008 March 31, 2008
Cumulative Cumulative Cum ulative Cumulative
Benefit Benefit
Incurred Loss Paid Loss
Captive Captive
Incurred Losses
Everto Date
Benefit
Captive
Benefit
Captive
Original Progression to
Book Year RIF Attachm ent Point
2004 & Prior Total
$14,124 0 -50% $1,489 $193.7
7,519 50 -75% 1,303 184.8
4,343 75-99% 1,104 127.3
1,612 Attached 141 57.8
$27,598 $4,037 $563.6 $8.3 $0.8
2005 Total
$91 0 -50% $62 $1.3
443 50 -75% 258 11.4
281 75-99% 156 12.2
3,784 Attached 2,023 245.9
$4,600 $2,498 $270.7 $99.6 $0.0
2006 Total $68 0 -50% $50 $0.9
0 50 -75% 0 0.0
60 75-99% 43 2.7
3,264 Attached 2,406 279.3
$3,392 $2,499 $282.9 $130.1 $0.0
2007 Total $96 0 -50% $84 $1.2
89 50 -75% 80 2.9
161 75-99% 149 5.2
4,835 Attached 4,398 345.1
$5,181 $4,711 $354.3 $144.9 $0.0
Cumulative Benefit (MM) $383.0 $0.8
Total Captive Trust Balances (MM) $824.5
Cumulative
September 30, 2008
Incurred Loss
Cumulativ e
Paid Loss
Captive
RIF Incurred Losses Benefit
Captive
Benefit
Current Ever to Date
Captive

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